 Exhibit 99.1

Geovic awarded New Caledonian licenses to explore chromite deposits

February 15, 2011 – Denver, CO - Geovic Mining Corp. (“Geovic” or “the Company”, TSX:GMC, OTCBB:GVCM) is pleased to announce that its Geovic New Caledonia SAS subsidiary (GNC) has been granted exclusive exploration licenses in New Caledonia, a French overseas island territory in the South Pacific. These licenses will enable the Company to evaluate the quality and extent of promising chromite-rich heavy mineral beach sand deposits in a program expected to commence later this year.

Project Background

Several members of Geovic’s senior management team prospected for chromite deposits in the mineral-rich sands along the coast of New Caledonia during the 1980s. Based on this work, together with subsequent advances in mineral separation technology, the Company determined that an opportunity existed to define and ultimately develop a potentially economic major chromite resource.

Consequently, the Company established GNC to carry out its exploration and evaluation efforts and in 2009 carried out reconnaissance sampling programs and conducted airborne magnetometer surveys, resulting in the issuance by the government of prospect licenses (PMAs) for up to 120 square kilometers.

In the past year, more than 400 samples were collected from areas covered by the PMAs, and the prospects were ranked according to development potential. Based on these results, GNC submitted exploration license applications for areas deemed to be the most prospective, and was recently awarded a total of 31 licenses: 12 exploration licenses comprising 40 square kilometers in North Province and 19 Licenses comprising 60 square kilometers in South Province.

Favorable Results from Preliminary Prospecting and Process Tests

The onshore prospecting program carried out thus far has resulted in the discovery of several potentially large-tonnage high-grade chromite accumulations. In some of these areas, chromite concentrations exceed 50% of the total sand grains present.

In preliminary metallurgical test work, the chromite was found to be easily concentrated by conventional gravity, magnetic and electrostatic separation, and many concentrate assays exceeded 54% Cr2O3, well above global averages. Additionally, bulk sample test work indicates that premium grade chromite can be produced from multiple sites tested thus far. Additional information about this project can be found on the Company’s web-site (www.geovic.net)

Chromite market

The principal source of chromium metal is chromite. The world chromite market consumes over 22 million tonnes of chromite per year (2008), greater than 90% of which is consumed as ferrochrome, mostly dedicated to stainless steel production. Chrome content in stainless steel ranges from about 13-20%. Demand for stainless steel is expected to increase significantly. Premium quality foundry grade chromite sand is the preferred casting media for production of metal castings.

2011 Exploration Program

Environmental baseline studies are being initiated to establish site specific impacts and mitigation requirements prior to drilling. Subsequently, following regulatory approval to commence exploration, onshore and offshore drill campaigns are planned to assess the quality and extent of chromite deposits on the exploration licenses. The initial drilling program is targeted to commence in the second half of 2011 and continue into 2012, at which point we anticipate that resources will be estimated.

Custom onshore and offshore drill rigs are being fabricated to utilize a proprietary process that will ensure sample integrity while minimizing impacts during the drilling program. Bulk samples will also be collected to confirm the mineral separation process, forming the basis for advanced engineering and design studies and estimated capital andoperating cost requirements.

John Sherborne, President of Geovic New Ventures, comments: “The award of exploration licenses culminates several years of prospecting work in New Caledonia. We believe the potential exists for an economically viable, world-class chromite deposit, and the upcoming work program will be an important first step in establishing the parameters for such a project.”

Mr. Gary R. Morris, President of Geovic Mineral Sands and a registered professional geologist is the Qualified Person, as defined by Canadian National Instrument 43-101, responsible for the technical information contained in this press release.

Geovic Mining Background

Geovic is a U.S.-based corporation whose principal asset is 60.5% ownership of a significant cobalt-nickel-manganese deposit in the Republic of Cameroon, Africa. Additional Company information may be found on the websites www.geovic.net, www.sedar.com, and www.sec.gov. For more information, please contact:

San Diego Torrey Hills Capital Direct (858) 456-7300 info@torreyhillscapital.com

On behalf of the Board John E. Sherborne, Director President Geovic New Ventures

Cautionary Note Regarding Forward Looking Statements

Statements contained in this press release that are not historical facts are forward-looking statements (within the meaning of Canadian securities legislation) that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements with respect to the timing and completion of necessary exploration activities, timely receipt of required regulatory approvals, demand for chromite, chromite concentrates; future prices of metals; the estimation of mineral resources; the timing and amount of estimated future capital expenditures; costs and timing of development of new deposits; and success of exploration activities and permitting time lines. In certain cases, forward-looking statements can be identified by the use of words such as “proposes”, “expects”, “is expected”, “scheduled”, “estimated”, “intends”, or variations of such words and phrases or state that certain actions, events or results “will” occur. Forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and other factors include, among others, risks related to operations; actual results of planned exploration activities; conclusions of economic evaluations; changes in project parameters as plans continue to be refined; future prices of metals; failure of plant, equipment or processes to operate as anticipated; accidents, labour disputes, other risks of the mining industry, delays in obtaining governmental approvals and other factors as described in detail in the Company’s Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission and Canadian Geovic awarded New Caledonian licenses to explore chromite deposits February 15, 2011 - Denver, CO - Geovic Mining Corp. ("Geovic" or "the Company", TSX:GMC, OTCBB:GVCM) is pleased to announce that its Geovic New Caledonia SAS subsidiary (GNC) has been granted exclusive exploration licenses in New Caledonia, a French overseas island territory in the South Pacific. These licenses will enable the Company to evaluate the quality and extent of promising chromite-rich heavy mineral beach sand deposits in a program expected to commence later this year. Project Background Several members of Geovic's senior management team prospected for chromite deposits in the mineral-rich sands along the coast of New Caledonia during the 1980s. Based on this work, together with subsequent advances in mineral separation technology, the Company determined that an opportunity existed to define and ultimately develop a potentially economic major chromite resource. Consequently, the Company established GNC to carry out its exploration and evaluation efforts and in 2009 carried out reconnaissance sampling programs and conducted airborne magnetometer surveys, resulting in the issuance by the government of prospect licenses (PMAs) for up to 120 square kilometers. In the past year, more than 400 samples were collected from areas covered by the PMAs, and the prospects were ranked according to development potential. Based on these results, GNC submitted exploration license applications for areas deemed to be the most prospective, and was recently awarded a total of 31 licenses: 12 exploration licenses comprising 40 square kilometers in North Province and 19 Licenses comprising 60 square kilometers in South Province. Favorable Results from Preliminary Prospecting and Process Tests The onshore prospecting program carried out thus far has resulted in the discovery of several potentially large-tonnage high-grade chromite accumulations. In some of these areas, chromite concentrations exceed 50% of the total sand grains present. In preliminary metallurgical test work, the chromite was found to be easily concentrated by conventional gravity, magnetic and electrostatic separation, and many concentrate assays exceeded 54% Cr2O3, well above global averages. Additionally, bulk sample test work indicates that premium grade chromite can be produced from multiple sites tested thus far. Additional information about this project can be found on the Company's web-site (www.geovic.net) Chromite market The principal source of chromium metal is chromite. The world chromite market consumes over 22 million tonnes of chromite per year (2008), greater than 90% of which is consumed as ferrochrome, mostly dedicated to stainless steel production. Chrome content in stainless steel ranges from about 13-20%. Demand for stainless steel is expected to increase significantly. Premium quality foundry grade chromite sand is the preferred casting media for production of metal castings. 2011 Exploration Program Environmental baseline studies are being initiated to establish site specific impacts and mitigation requirements prior to drilling. Subsequently, following regulatory approval to commence exploration, onshore and offshore drill campaigns are planned to assess the quality and extent of chromite deposits on the exploration licenses. The initial drilling program is targeted to commence in the second half of 2011 and continue into 2012, at which point we anticipate that resources will be estimated. Custom onshore and offshore drill rigs are being fabricated to utilize a proprietary process that will ensure sample integrity while minimizing impacts during the drilling program. Bulk samples will also be collected to confirm the mineral separation process, forming the basis for advanced engineering and design studies and estimated capital and operating cost requirements. John Sherborne, President of Geovic New Ventures, comments: "The award of exploration licenses culminates several years of prospecting work in New Caledonia. We believe the potential exists for an economically viable, world-class chromite deposit, and the upcoming work program will be an important first step in establishing the parameters for such a project." Mr. Gary R. Morris, President of Geovic Mineral Sands and a registered professional geologist is the Qualified Person, as defined by Canadian National Instrument 43-101, responsible for the technical information contained in this press release. Geovic Mining Background Geovic is a U.S.-based corporation whose principal asset is 60.5% ownership of a significant cobalt-nickel-manganese deposit in the Republic of Cameroon, Africa. Additional Company information may be found on the websites www.geovic.net, www.sedar.com, and www.sec.gov. For more information, please contact: San Diego Torrey Hills Capital Direct (858) 456-7300 info@torreyhillscapital.com On behalf of the Board John E. Sherborne, Director President Geovic New Ventures Cautionary Note Regarding Forward Looking Statements Statements contained in this press release that are not historical facts are forward-looking statements (within the meaning of Canadian securities legislation) that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements with respect to the timing and completion of necessary exploration activities, timely receipt of required regulatory approvals, demand for chromite, chromite concentrates; future prices of metals; the estimation of mineral resources; the timing and amount of estimated future capital expenditures; costs and timing of development of new deposits; and success of exploration activities and permitting time lines. In certain cases, forward-looking statements can be identified by the use of words such as "proposes", "expects", "is expected", "scheduled", "estimated", "intends", or variations of such words and phrases or state that certain actions, events or results "will" occur. Forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and other factors include, among others, risks related to operations; actual results of planned exploration activities; conclusions of economic evaluations; changes in project parameters as plans continue to be refined; future prices of metals; failure of plant, equipment or processes to operate as anticipated; accidents, labour disputes, other risks of the mining industry, delays in obtaining governmental approvals and other factors as described in detail in the Company's Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.